UNIT REDEMPTION AGREEMENT


This UNIT REDEMPTION AGREEMENT, dated August 30, 1995 (this "Agreement"), by and between Boston Celtics Limited Partnership, a Delaware limited partnership ("BCLP"), and Alan N. Cohen (the "Seller").


                            W I T N E S S E T H:


WHEREAS, the Seller is the record and beneficial owner of 668,144 units (the "Units"), representing assignments of beneficial ownership of limited partnership interests in BCLP; and

WHEREAS, BCLP wishes to redeem from the Seller, and the Seller wishes to have BCLP redeem, the Units on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations and warranties herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Redemption of Units. Subject to the terms and conditions of this Agreement, at the Closing described in Section 2 hereof, the Seller is assigning, transferring and conveying to BCLP, and BCLP is redeeming from the Seller, all of the Units owned by the Seller, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature. The aggregate redemption price being paid by BCLP for the Units is being paid by BCLP's making and delivering to the Seller promissory notes in the aggregate principal amount of $14,365,096.00 in the forms attached hereto as Exhibits A-1 and A-2 (the "Notes").

      2. Closing. The closing of the aforesaid redemption (the "Closing") is taking place simultaneously with the execution and delivery of this Agreement at the offices of Dickstein, Shapiro & Morin, L.L.P., 598 Madison Avenue, New York, New York 10022.

      3. Deliveries at Closing. At the Closing, (a) the Seller is delivering to BCLP a certificate or certificates representing all of the Units, and (b) BCLP is delivering the Notes, duly executed by BCLP, to the Seller.

      4. Seller's Representations and Warranties. The Seller represents and warrants to BCLP as follows:

            (a) The Seller has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

            (b) This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

            (c) The Seller is the sole beneficial holder of all of the Units, free and clear of any lien or other encumbrance.

            (d) Upon transfer to BCLP by the Seller of the Units, BCLP will have good and marketable title to the Units, free and clear of any lien or other encumbrance.

            (e) The Units constitute all of the securities of BCLP beneficially owned, directly or indirectly, by the Seller or by any of his "affiliates" or "associates," as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Affiliate" or "Associate," respectively), except for units subject to that certain unit redemption agreement of even date herewith by and between Gordon Cohen and BCLP, and units subject to that certain unit redemption agreement of even date herewith by and between Laurie Cohen-Fenster and BCLP.

            (f) Neither the Seller nor any of his Affiliates or Associates has any outstanding option, warrant or other right to acquire, directly or indirectly, any securities of BCLP or any securities which are convertible or exchangeable into or exercisable for any securities of BCLP, nor is the Seller or any of his Affiliates or Associates subject to any agreement (whether written or in the nature of an informal understanding) which allows or obligates the Seller or such Affiliate or Associate to vote or acquire any such securities.

      5. BCLP's Representations and Warranties. BCLP represents and warrants to the Seller as follows:

            (a) BCLP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. BCLP has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the Notes and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Notes.

            (b) Each of the Notes and this Agreement has been duly and validly authorized, executed and delivered by BCLP and is the legal, valid and binding obligation of BCLP, enforceable against BCLP in accordance with its terms.

            (c) The execution of this Agreement and the delivery of the Notes to the Seller by BCLP does not, and the performance by BCLP of its obligations under this Agreement and the Notes will not, constitute a violation of the Amended and Restated Agreement of Limited Partnership of Boston Celtics Limited Partnership, as amended.

      6.  Certain Agreements.

            (a)  The Seller covenants with BCLP that, for a period of ten
(10) years after the date hereof (the "Term"), without the prior written consent of BCLP, duly authorized by its general partner, Celtics, Inc. (or any successor thereto), the Seller, singly or as part of a "partnership, limited partnership, syndicate or other group" (within the meaning of Section 13(d)(3) of the Exchange Act), directly or indirectly, through one or more intermediaries or otherwise, will not, and will not directly or indirectly participate (as an officer, director, partner, shareholder or otherwise, provided, however, that passive ownership of one percent (1%) or less of the outstanding capital stock of a public company shall not in and of itself be deemed to be a violation of this Agreement) in the management, financing or ownership of, or act as a consultant for or employee of, any Person who acts so as to:

                  (i) Purchase, acquire or own, or offer or agree to purchase, acquire or own, any securities of BCLP which (i) are entitled to, or may be entitled to, vote or (ii) by the terms thereof, are convertible into or exchangeable for securities which are entitled to vote
(collectively, "Restricted Securities");

                  (ii) Make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 of the Exchange Act) with respect to BCLP; seek to advise or influence any "person" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to the voting of any securities of BCLP; or execute any written consent in lieu of a meeting of holders of securities of BCLP or any class thereof;

                  (iii) Initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals with respect to BCLP as described in Rule 14a-8 under the Exchange Act;

                  (iv) Acquire or affect the control of BCLP or directly or indirectly participate in or encourage the formation of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) which owns or seeks to acquire beneficial ownership of securities of BCLP or to affect control of BCLP; or

                  (v) Otherwise act, directly or indirectly, alone or in concert with others, to seek to control or influence in any manner the management, policies or affairs of BCLP, or propose or seek to effect any form of business combination transaction with BCLP or any Affiliate thereof or any restructuring, recapitalizing or similar transaction with respect to any thereof, or instigate or encourage any third party to do any of the foregoing.

              (b) (i)    Neither the Seller nor his spouse will directly or
indirectly (x) disparage any of BCLP, Celtics, Inc. or any of their respective Affiliates, Associates, officers or directors or (y) take any action which would have a harmful effect on the business or reputation of any of them, provided, however, that management, conduct or ownership of any business permitted by Section 6 of that certain consulting agreement (the "Consulting Agreement") of even date herewith by and between the Seller and Celtics Limited Partnership ("CLP") shall not be deemed to be a violation of this clause (y).

                  (ii) Neither BCLP nor any of its Affiliates will directly or indirectly disparage any of the Seller, his Affiliates or Associates, or any of their respective officers or directors or take any action which would have a harmful effect on the business or reputation of any of them.

            (c) Except as permitted by the two sentences immediately next succeeding and except for communications made with the prior written approval of the board of directors of the general partner of BCLP, neither the Seller nor his spouse will make any public or private communication of any nature, including, without limitation, press releases, written notices or oral or electronic or other forms of communication, concerning or characterizing (i) the existence, nature or terms of this Agreement or (ii) the existence, nature or terms of any dealings by the Seller or any of his agents, advisors or representatives with BCLP, Celtics, Inc. or any of their respective Affiliates, Associates, officers, directors or employees. Notwithstanding the foregoing, the following communications by the Seller shall be permitted: (1) disclosures made in a filing with the Securities and Exchange Commission required by and in compliance with Schedule 13D under the Exchange Act, (2) other disclosures to the public or to governmental authorities which are considered necessary by Paul, Weiss, Rifkind, Wharton & Garrison or counsel to BCLP to maintain compliance with, or to prevent violation of, applicable laws, and (3) disclosures in the course of truthful testimony as required by court order or other legal process; provided that in any case copies and/or notice of such permitted disclosure shall be provided by the Seller to BCLP prior to any release or disclosure by the Seller. Further, notwithstanding the foregoing, communications by the Seller consisting of (x) filing of tax returns and any statements made by or proceedings undertaken by the Seller in connection with any tax matters or (y) references to the press release of BCLP in the form attached hereto as Exhibit B, with no unfavorable commentary thereon, shall be permitted and the proviso contained in the immediately preceding sentence shall not be applicable to such communications.

            (d) Except as permitted by the sentence immediately next succeeding and except for communications made with the prior written approval of the Seller, neither BCLP nor any of its Affiliates, agents, advisors or representatives will make any public or private communications of any nature, including, without limitation, press releases, written notices or oral or electronic or other forms of communication, concerning or characterizing (i) the existence, nature or terms of this Agreement or (ii) the existence, nature or terms of any dealings respecting this Agreement or the subject matter hereof. Notwithstanding the foregoing, the following communications by BCLP shall be permitted: (1) disclosures made in any filing with the Securities and Exchange Commission, (2) other disclosures to the public or to governmental authorities which are considered necessary by counsel to BCLP to maintain compliance with, or to prevent violation of, applicable laws, (3) communications by BCLP or its Affiliates consisting of filing of tax returns and any statements made by or proceedings undertaken by or on behalf of BCLP or any of its Affiliates in connection with any tax matters and (4) the press release in the form attached hereto as Exhibit B.

      7. Releases; Waiver. (a) Except with respect to any cause of action which a party to this Agreement may have pertaining to the enforcement of liabilities and/or obligations under this Agreement, the Consulting Agreement and/or any Note, each of the parties to this Agreement for himself/itself and his/its spouses, successors and assigns and, in the case of BCLP, Affiliates controlled by it, hereby releases and discharges the other party hereto and, as the case may be, each of their respective present or former partners, directors, employees, officers, Affiliates, representatives, attorneys, agents, successors and assigns (each a "Released Person") from all suits, claims, charges, liabilities and causes of action whatsoever, whether known or unknown, at law or in equity or otherwise (each a "Claim"), which the other party hereto or his/its spouses, successors and assigns and, in the case of BCLP, Affiliates controlled by it have or may have against any or all of such Released Persons arising out of, relating to or in connection with any occurrences or events whatsoever occurring up to the Closing; provided, however, that, except with respect to Claims against BCLP, its Affiliates and their respective officers and directors, all of which are absolutely and unconditionally released hereby, this release shall not apply to any Claim completely unrelated to the management, operations and businesses of BCLP and its Affiliates.

            (b) The Seller, for himself and his successors and assigns, hereby waives, and covenants and agrees that he or they will have no right to assert or enforce, any Claim with regard to the conduct and management of the business and affairs of BCLP or any of its Affiliates (relating to conduct occurring after the date of this Agreement), except for Claims pertaining to the enforcement of this Agreement, the Consulting Agreement, or any Note in accordance with the express terms hereof or thereof.

      8. Specific Performance. BCLP and the Seller each acknowledge and agree that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that BCLP and the Seller, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any federal or state court sitting in the State of Delaware, or, in the event said court would not have jurisdiction of such action, in any court of the United States or any state having subject matter jurisdiction. BCLP and the Seller each consent to personal jurisdiction in any such action brought in any federal or state court sitting in the State of Delaware and to service of process upon it or him, as the case may be, in the manner set forth in Section 10(g) hereof.

      9. Expenses; Brokerage Fees. All fees and expenses incurred by the Seller, and all sales, transfer or other similar taxes payable by the Seller in connection with this Agreement (including, without limitation, any transfer taxes payable in connection with the redemption of the Units), will be borne by the Seller, and all fees and expenses incurred by BCLP in connection with this Agreement will be borne by BCLP. BCLP, on the one hand, and the Seller, on the other, represent and warrant to the other that the negotiations relevant to this Agreement have been carried on by each directly with the other and that there are no claims for finder's fees or other like payments in connection with this Agreement or the transactions contemplated hereby. BCLP, on the one hand, and the Seller, on the other, agree to indemnify and hold harmless the other from and against any and all claims or liabilities for finder's fees or other like payments incurred by reason of any action taken by it or him.

      10. Miscellaneous.

            (a) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an instrument in writing signed by each of the parties to this Agreement.

            (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, legal representatives, successors and assigns.

            (c) Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

            (d) All representations, warranties and covenants shall survive the Closing.

            (e) This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

            (f) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

            (g) All notices and other communications under this Agreement shall be in writing and delivery thereof shall be deemed to have been made either (i) if mailed, when received, or (ii) when transmitted by hand delivery, telegram, telex, telecopier or facsimile transmission to the party entitled to receive the same at the address indicated below or at such other address as such party shall have specified by written notice to the other party hereto given in accordance herewith:

      (A)   if to the Seller:

            Alan N. Cohen
            c/o Alfred D. Youngwood, Esq.
            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York  10019-6064

            with a copy to:

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York  10019-6064
            Attention:  Neale M. Albert, Esq.

      (B)   if to BCLP:

            Boston Celtics Limited Partnership
            151 Merrimac Street
            Boston, Massachusetts  02114
            Attention:  Thomas M. Bartlett, Jr.

            with a copy to:

            Dickstein, Shapiro & Morin, L.L.P.
            2101 L Street, N.W.
            Washington, D.C.  20037
            Attention:  John W. Griffin, Esq.


In the event of any acceleration of any loan to the Seller secured by one of the Notes as described in Section 8 of Exhibit A-2, the Seller shall immediately, but in no event more than three (3) business days after Seller receives notice of such acceleration, give notice to BCLP of such acceleration as provided in this Section 10(g).

            (h) Any waiver by a party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  (i) No provision in this Agreement shall constitute any person a third party beneficiary.

            (i) Tax Covenant of Seller and BCLP. The Seller and BCLP each agree that (a) payments of the principal amount of the Notes (together with interest paid thereon) will be reported by each of them for federal, state and local income tax purposes as distributions by BCLP pursuant to Section 736(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(b) payments of the Additional Amounts set forth in Section 1 of the Notes (together with interest paid thereon) will be reported by each of them for federal, state and local income tax purposes as payments by BCLP pursuant to
Section 736(a) of the Code in respect of the Seller's distributive share of BCLP income in the taxable years in which such Additional Amounts accrue under the table set forth in such Section 1. Except as set forth in clause
(b) above with respect to such Additional Amounts, the Seller shall not be entitled to be allocated, and BCLP shall not allocate to the Seller, any distributive share of BCLP's income for any period after August 31, 1995.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, each of BCLP and the Seller has executed or caused to be executed this Agreement as of the date first above written.


                                     BOSTON CELTICS LIMITED PARTNERSHIP

                                     By:   CELTICS, INC.,
                                           its General Partner



                                     By:  /s/ Paul E. Gaston
                                          Name:   Paul E. Gaston
                                          Title:  Chairman of the Board and
                                                  Chief Executive Officer


                                     SELLER:



                                     /s/ Alan N. Cohen
                                        Alan N. Cohen